                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 4, 1999

                                OGDEN CORPORATION
              (EACH NAME OF REGISTRANT AS SPECIFIED IN THE CHARTER)

DELAWARE                      1-3122                     13-5549268
----------------------------  ------------------------   -------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION)                                        IDENTIFICATION NO.)


TWO PENNSYLVANIA PLAZA     NEW YORK, NEW YORK        10121
----------------------     ------------------        -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            ZIP CODE

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212)868-6000

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.           OTHER EVENTS

                  On November 4, 1999 Ogden Corporation issued two press releases, copies of which are attached hereto as Exhibits A and B..

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements of business acquired: Not Applicable

                  (b) Pro forma financial information: Not Applicable

                  (c) Exhibits:

                       (1) Press Release of Ogden Corporation reporting
                           third quarter results, dated November 4, 1999, attached as Exhibit A.

                       (2) Press Release of Ogden Corporation reporting
                           fourth quarter dividend on Series A Convertible Preferred Stock, dated November 4, 1999, attached as Exhibit B.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                OGDEN CORPORATION


Dated: November 9, 1999                         By: /s/ J. L. EFFINGER
                                                    ----------------------------
                                                    J. L. Effinger
                                                    Assistant Secretary